SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: MAY 16, 2006
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   1-16725                   42-1520346
 (State or other jurisdiction  (Commission file number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     In connection with action taken by the Board of Directors of Principal Financial Group, Inc. (the "Company"), more fully described below and in the attached exhibit to this report, the Company plans to enter into an employment agreement dated as of June 1, 2006 with Larry D. Zimpleman. Pursuant to the agreement, Mr. Zimpleman will serve as the Company's president and chief operating officer. The employment agreement will have an initial term of three years, with automatic one-year extensions unless either Mr. Zimpleman or the Company notifies the other of the intention not to extend the agreement at least 90 days prior to the expiration of the current term. Under this agreement, Mr. Zimpleman's annual salary will be $600,000, subject to periodic adjustment in accordance with the Company's regular salary review policy.

     In addition, Mr. Zimpleman will continue to participate in the Company's annual and long-term incentive compensation plans, qualified and non-qualified savings and retirement plans and other benefits as described in the Company's current proxy statement filed with the Securities and Exchange Commission on March 31, 2006. Mr. Zimpleman's annual incentive bonus opportunities will be 125% of salary for target performance.

     The terms and conditions of Mr. Zimpleman's continued employment and the severance and other termination benefits payable to him in the event of a termination of employment following a "change of control," as that term is defined in the Company's current proxy statement, are governed by the change of control agreements described in the Company's current proxy statement. Mr. Zimpleman's employment agreement will also provide that he will be entitled to certain benefits in the event his employment terminates under certain circumstances other than a change of control. Severance and termination benefits payable under the employment agreement for other than a change of control will be less than the benefits Mr. Zimpleman would be entitled to pursuant to a change of control with regard to lump sum severance benefit, receipt of performance based equity compensation, welfare benefits, and excise tax offset payments. Mr. Zimpleman's employment agreement will be filed as an exhibit to a future Company quarterly report on Form 10-Q.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On May 18, 2006, Principal Financial Group, Inc. announced the promotion of Larry D. Zimpleman to the position of president and chief operating officer of the Company, and his election to the Board of Directors of the Company, all effective June 1, 2006. The text of the announcement is included herewith as
Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99    Press Release Announcing Zimpleman Promotion



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             PRINCIPAL FINANCIAL GROUP, INC.


                             By:   /S/ JOYCE N. HOFFMAN
                                   --------------------------------------------
                             Name: Joyce N. Hoffman
                             Title:   Senior Vice President and
                                      Corporate Secretary

Date:    May 19, 2006


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                                                                     EXHIBIT 99
Release: On receipt, May 18, 2006
Contact: Eva S. Quinn, the Principal Financial Group, 515-247-7468,
         QUINN.EVA@PRINCIPAL.COM or Jeff Rader, 515-247-7883,
         RADER.JEFF@PRINCIPAL.COM


        THE PRINCIPAL NAMES ZIMPLEMAN PRESIDENT & CHIEF OPERATING OFFICER
                     HOUSTON NAMED EXECUTIVE VICE PRESIDENT

(Des Moines, Iowa) - The Principal Financial Group today announced the Board of Directors has elected Larry D. Zimpleman president and chief operating officer effective June 1, 2006. Zimpleman was also elected to the Board of Directors. He will oversee all global and domestic operations, including: the U.S. and international asset accumulation businesses; Principal Bank; the life and health insurance businesses; and the global asset management businesses under Principal Global Investors. J. Barry Griswell will continue as chairman and chief executive officer, overseeing company strategy, mergers and acquisitions and corporate functions.

     The company also announced the election of Daniel J. Houston to executive vice president, responsible for the full service pension business and retirement distribution.

     "The Principal has experienced unprecedented growth in the past five years as a result of our unwavering focus on the financial well being of growing businesses and their employees. Larry has played a key role in developing and executing that strategy," said J. Barry Griswell, chairman and CEO - the Principal Financial Group. "He brings deep retirement expertise, a strong global perspective, and impressive industry leadership. Larry's more than 30-year career at The Principal has given him a clear view of where we've been, how we got here and future opportunities."

ZIMPLEMAN BACKGROUND

     Zimpleman joined the company in 1971 as a part-time actuarial student and became a full-time actuary in 1973. From 1976 to 1997 he served in various management and leadership positions at the officer level in the pension department. He was named vice president in 1997, senior vice president in 1999, executive vice president in 2001 and president of Retirement and Investor Services in 2003. A native of Williamsburg, Iowa, Zimpleman received his BS in business administration from Drake University in 1973 and MBA from Drake in 1977.

     He became a Fellow of the Society of Actuaries in 1976, and is a past president and member of the Board of Governors of the Society. Zimpleman chairs the Princor Financial Services Corporation board of directors and is past chair of the board of trustees for the Employee Benefit Research Institute (EBRI). He is a past president and board chair of the American Academy of Actuaries, was named an Actuarial Foundation Trustee in 1999, is a member of the Actuarial Club of Des Moines and chairs the American Council of Life Insurers' Harris Trust Committee. He was a delegate at the 2002 and 2006 National Summit on Retirement Savings hosted by President Bush and the Secretary of Labor.

HOUSTON BACKGROUND

     Dan Houston joined the company in 1984 as a group representative in the Dallas group and pension office. He held various management positions with the company from 1990 to present, including being elected an officer in 1990, vice president in 1997 and was named senior vice president in 2000.

     Houston serves on the boards of HealthExtras, Principal Financial Advisors, Principal Trust Company (Asia) Limited, and Principal Bank. He is on the Iowa State Business School Dean's Advisory Council and is a member and Chairman of the Board of Professional Pensions, Inc. and Principal Trust Services. A native of Iowa, Houston received his bachelor's degree from Iowa State University.

ABOUT THE PRINCIPAL FINANCIAL GROUP

     The Principal Financial Group(R) (The Principal (R))(1) is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies and national network of financial professionals. A member of the Fortune 500, the Principal Financial Group has $205.3 billion in assets under management(2) and serves some 16.0 million customers worldwide from offices in Asia, Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock Exchange under the ticker symbol PFG. For more information, visit WWW.PRINCIPAL.COM.

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(1) "The Principal  Financial Group" and "The Principal" are registered  service marks of Principal Financial Services, Inc., a member of the Principal Financial Group.
(2) As of March 31, 2006.